Exhibit (j)(1)

Consent of Independent Registered Public Accounting Firm

The Board of Trustees

Legg Mason Partners Institutional Trust

We consent to the use of our reports dated April 20, 2017 with respect to the financial statements of Western Asset SMASh Series EC Fund, Western Asset SMASh Series C Fund, Western Asset SMASh Series M Fund, and Western Asset SMASh Series TF Fund, each a series of the Legg Mason Partners Institutional Trust, as of February 28, 2017, incorporated herein by reference and to the references to our firm under the headings “Financial Highlights” in the Prospectus and “Independent Registered Public Accounting Firm” in the Statement of Additional Information.

New York, New York

June 19, 2018

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of Legg Mason Partners Institutional Trust of our report dated April 17, 2018, relating to the financial statements and financial highlights, which appears in Western Asset SMASh Series C Fund’s Annual Report on Form N-CSR for the year ended February 28, 2018. We also consent to the references to us under the headings “Independent Registered Public Accounting Firm”, “Financial Statements” and “Financial highlights” in such Registration Statement.

/s/ PricewaterhouseCoopers LLP

Baltimore, Maryland

June 19, 2018

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of Legg Mason Partners Institutional Trust of our report dated April 17, 2018, relating to the financial statements and financial highlights, which appears in Western Asset SMASh Series EC Fund’s Annual Report on Form N-CSR for the year ended February 28, 2018. We also consent to the references to us under the headings “Independent Registered Public Accounting Firm”, “Financial Statements” and “Financial highlights” in such Registration Statement.

/s/ PricewaterhouseCoopers LLP

Baltimore, Maryland

June 19, 2018

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of Legg Mason Partners Institutional Trust of our report dated April 17, 2018, relating to the financial statements and financial highlights, which appears in Western Asset SMASh Series M Fund’s Annual Report on Form N-CSR for the year ended February 28, 2018. We also consent to the references to us under the headings “Independent Registered Public Accounting Firm”, “Financial Statements” and “Financial highlights” in such Registration Statement.

/s/ PricewaterhouseCoopers LLP

Baltimore, Maryland

June 19, 2018

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of Legg Mason Partners Institutional Trust of our report dated April 17, 2018, relating to the financial statements and financial highlights, which appears in Western Asset SMASh Series TF Fund’s Annual Report on Form N-CSR for the year ended February 28, 2018. We also consent to the references to us under the headings “Independent Registered Public Accounting Firm”, “Financial Statements” and “Financial highlights” in such Registration Statement.

/s/ PricewaterhouseCoopers LLP

Baltimore, Maryland

June 19, 2018

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